Exhibit 99.1
AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT
This AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT, made as of April 12, 2011 (this “Amendment”), amends that certain Stockholders Agreement, dated as of December 8, 2009 (the “Stockholders Agreement”), by and among Cambium Learning Group, Inc. (f/k/a Cambium Holdings, Inc.), a Delaware corporation (the “Company”), VSS-Cambium Holdings III, LLC, a Delaware limited liability company (the “Stockholder”), and Vowel Representative, LLC (the “Stockholders’ Representative”), solely in its capacity as the Stockholders’ Representative pursuant to ARTICLE VIII of the Merger Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Stockholders Agreement.
RECITALS
WHEREAS, pursuant to the Stockholders Agreement, Frederick J. Schwab has been designated and currently serves as a Vowel Class II Designee and, as such, as a Class II director of the Company (a “Class II Director”);
WHEREAS, as a Class II Director, Mr. Schwab’s current term is set to expire at the Company’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”), scheduled to be held on May 17, 2011, and until his successor has been duly elected and qualified;
WHEREAS, Mr. Schwab has indicated to the Board that he does not wish to stand for re-election at the Annual Meeting and desires to terminate his Board service as of the date of the Annual Meeting;
WHEREAS, it is in the best interest of the Company that Mr. Schwab’s replacement possess the skills, qualifications and experience best suited for board membership of a company operating in the industries in which the Company operates;
WHEREAS, Section 5.9 of the Stockholders Agreement provides, among other things, that any provision of the Stockholders Agreement may be amended or modified, and any term thereof may be waived, by a written instrument executed by (a) the Company, (b) the Stockholder, and (c) either (i) the Stockholders’ Representative or (ii) a majority of the Vowel Designees serving on the Board at such time; and
WHEREAS, the parties hereto desire to amend the Stockholders Agreement in order to enable the Board to designate a suitable replacement for Mr. Schwab.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments.
(a) The Stockholders Agreement is hereby amended to add a new defined term (to be set forth in new Section 1.0) as follows:
“1.0 “2011 Annual Meeting” shall mean the Company’s annual meeting of stockholders, as contemplated by Section 2.10(a) of the Company’s By-Laws, that takes place during the year ending December 31, 2011.””
(b) Section 2.2(b) of the Stockholders Agreement is hereby deleted in its entirety and replaced with the following:
“(b) “Vowel Class II Designees” shall initially mean the following two (2) individuals: Frederick J. Schwab and Neil Weiner. “Vowel Class III Designees” shall initially mean the following two (2) individuals: Ronald Klausner and Richard J. Surratt. The Vowel Class II Designees and the Vowel Class III Designees are referred to collectively herein as the “Vowel Designees”. If, at any time prior to the applicable Expiration Date, any Vowel Designee resigns, is removed for cause as contemplated in Section 2.2(a), or a vacancy otherwise occurs with respect to the Board seat occupied by such Vowel Designee, then the Stockholder or the Company shall provide prompt written notice to the Stockholders’ Representative of such vacancy and the Stockholders’ Representative may nominate a replacement director to serve in the same Class as the departing director, subject to the approval of the Stockholder (which approval shall not be unreasonably withheld, conditioned or delayed) (each, a “Vowel Replacement Designee”). The Stockholder shall vote, act by written consent and take any other action that is necessary or appropriate to cause the election of the Vowel Replacement Designee to the Board whereupon the Vowel Replacement Designee shall become a Vowel Class II Designee or a Vowel Class III Designee, as applicable, in accordance with this Agreement. Notwithstanding the foregoing or anything in this Agreement to the contrary, in the event that Frederick J. Schwab shall decline to stand for re-election at the 2011 Annual Meeting, or shall resign at any time on or after the date of such 2011 Annual Meeting, or if a vacancy shall otherwise occur with respect to the Board seat occupied by Mr. Schwab for any other reason, then, in such event, the Board seat so previously held by Mr. Schwab shall be filled solely by a majority of the remaining directors who are serving on Board at such time, even if less than a quorum, and such replacement shall be a Vowel Class II Designee and a Vowel Replacement Director for purposes of this Agreement.”
2. Miscellaneous.
(a) Amendment; Conflicts. This Amendment shall only serve to amend and modify the Stockholders Agreement to the extent specifically provided herein. All terms, conditions, provisions and references of and to the Stockholders Agreement which are not specifically modified, amended and/or waived herein shall remain in full force and effect and shall not be altered by any provisions herein contained. In the event of any conflict or inconsistency between the provisions of the Stockholders Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

(b) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts to be wholly performed within such State, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.
(c) Counterparts; Effectiveness; Electronic Signatures. This Amendment may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. The exchange of copies of this Amendment by facsimile or .pdf/electronic mail shall constitute effective execution and delivery of this Amendment as to the parties. Signatures on pages transmitted by facsimile or electronic mail shall be deemed to be original signatures for all purposes.
(d) Amendments; Waiver. Any provision of this Amendment may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, the Stockholder and a majority of the Vowel Designees serving on the Board at such time, or, in the case of a waiver, by the party against whom the waiver is to be effective.
(e) Entire Agreement; No Third-Party Beneficiaries. This Amendment and the Stockholders Agreement as amended hereby (including any exhibits or schedules thereto) constitutes the entire agreement with respect to the subject matter hereof. Nothing in this Amendment, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Amendment. Nothing in this Amendment, express or implied, shall confer upon any current or former stockholder of Vowel or any of its Subsidiaries or any legal representative thereof (other than the Stockholders’ Representative or its successors or assigns) any rights or remedies of any kind or nature whatsoever under or by reason of this Amendment.
(f) Authority. Each party hereto that is an entity represents and warrants that such entity and the individual executing this Amendment on behalf such entity are duly authorized to enter into and execute and deliver this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date and year first above written.

CAMBIUM LEARNING GROUP, INC.

By:	/s/ Brad Almond

Name: Brad Almond Title: Chief Financial Officer

VSS-CAMBIUM HOLDINGS III, LLC

By:	/s/ Scott Troeller

Name: Scott Troeller Title: President

ALL OF THE VOWEL DESIGNEES:

/s/ Ronald Klausner

RONALD KLAUSNER

/s/ Richard J. Surratt

RICHARD J. SURRATT

/s/ Neil Weiner

NEIL WEINER

/s/ Frederick J. Schwab

FREDERICK J. SCHWAB
[Signature Page to Amendment No. 1 to Stockholders Agreement]